UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 30, 2021
(Date of earliest event reported)

BBCMS Mortgage Trust 2021-C12
(Central Index Key Number 0001891818)

(Exact name of issuing entity)

Barclays Capital Real Estate Inc.
(Central Index Key Number 0001549574)

(Exact name of sponsor as specified in its charter)

Societe Generale Financial Corporation
(Central Index Key Number 0001755531)
(Exact name of sponsor as specified in its charter)

Starwood Mortgage Capital LLC
(Central Index Key Number 0001548405)
(Exact name of sponsor as specified in its charter)

Bank of Montreal
(Central Index Key Number 0000927971)
(Exact name of sponsor as specified in its charter)

KeyBank National Association
(Central Index Key Number 0001089877)
(Exact name of sponsor as specified in its charter)

Barclays Commercial Mortgage Securities LLC
(Central Index Key Number 0001541480)

(Exact name of registrant as specified in its charter)

Delaware	333 257737-01	27-010880
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

745 Seventh Avenue
New York, New York		10019
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(212) 412-4000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events.

On November 30, 2021, Barclays Commercial Mortgage Securities LLC (the “Depositor”) caused (i) the issuance of the BBCMS Mortgage Trust 2021-C12, Commercial Mortgage Pass-Through Certificates, Series 2021-C12 (the “Certificates”) and (ii) the creation of an uncertificated interest (the “RR Interest”, and, together with the Class RR Certificates, the “VRR Interest”) in the Issuing Entity (as defined below) representing the right to receive a specified percentage of certain amounts collected on the Mortgage Loans (as defined below), net of all expenses of the Issuing Entity, in each case, pursuant to a pooling and servicing agreement, dated as of November 1, 2021 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), between Barclays Commercial Mortgage Securities LLC, as depositor (the “Registrant”), KeyBank National Association, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

Each of several Mortgage Loans that are among the assets of the Issuing Entity are part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the affected Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Mortgage Loan	Intercreditor Agreement	Non-Serviced PSA (if any)
AMF Portfolio	4.5	N/A
Helios Plaza	4.6	N/A
1100 & 820 First Street NE	4.7	N/A
HQ @ First	4.8	4.2
Superstition Gateway	4.9	4.3
Hamilton Commons	4.10	N/A
356-362 E 148th Street	4.11	4.4

The Certificates consist of the following classes, designated as (i) Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-SB, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”), (ii) Class X-D, Class X-F, Class X-G, Class D, Class E, Class F, Class G, Class H-RR, Class J-RR, Class S and Class R Certificates (the “Private Certificates”) and (iii) the Class RR Certificates.

The Public Certificates, having an aggregate initial principal amount of $905,038,000, were sold to Barclays Capital Inc. (“Barclays”), SG Americas Securities, LLC (“SGAS”), BMO Capital Markets Corp. (“BMO Capital Markets”), KeyBanc Capital Markets Inc. (“KeyBanc”), Drexel Hamilton, LLC (“Drexel”) and Bancroft Capital, LLC (“Bancroft” and, together in such capacity with Barclays, SGAS, BMO Capital Markets, KeyBanc and Drexel, the “Underwriters”), pursuant to the underwriting agreement, dated as of November 17, 2021 and as to which an executed version is attached hereto as Exhibit 1.1, between the Registrant, Barclays Capital Holdings Inc. (“BCHI”) and the Underwriters.

In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached as an exhibit to this report.

On November 30, 2021, the Registrant also (i) sold the Private Certificates, having an aggregate initial principal amount of $130,771,099, to Barclays, SGAS, BMO Capital Markets, KeyBanc, Drexel and Bancroft (collectively in such capacity, the “Initial Purchasers”), pursuant to a certificate purchase agreement, dated as of November 17, 2021, between the Registrant, BCHI and the Initial Purchasers, (ii) transferred the Class RR Certificates, having an initial principal amount of $19,307,354, to Barclays Bank PLC (“BBPLC”) acting as a “majority-owned affiliate” (as defined in the Risk Retention Rule) of Barclays Capital Real Estate Inc. (“BCRE”), (iii) transferred the Class RR Certificates, having an initial principal amount of $11,589,674, to KeyBank National Association (“KeyBank”) and (iv) transferred the RR Interest, having an initial principal amount of $7,784,640, to Bank of Montreal (“BMO”). The Private Certificates, Class RR Certificates and RR Interest were sold or transferred in transactions exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Certificates and the RR Interest represent, in the aggregate, the entire beneficial ownership in BBCMS Mortgage Trust 2021-C12 (the “Issuing Entity”), a common law trust fund formed on November 30, 2021 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 67 commercial, multifamily and/or manufactured housing community mortgage loans (the “Mortgage Loans”). The Mortgage Loans were acquired by the Registrant from (i) BCRE pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated and effective as of November 30, 2021, among the Registrant, BCHI and BCRE (the “Barclays Mortgage Loan Purchase Agreement”), (ii) SGFC pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated and effective as of November 30, 2021, among the Registrant, Société Générale and SGFC, (iii) Starwood Mortgage Capital LLC (“Starwood”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated and effective as of November 30, 2021, between the Registrant and Starwood, (iv) BMO pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated and effective as of November 30, 2021, between the Registrant and BMO and (v) KeyBank pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.5 and dated and effective as of November 30, 2021, between the Registrant and KeyBank.

The funds used by the Registrant to pay the purchase price for the Mortgage Loans were derived in part from the proceeds from the (i) sale of the Public Certificates by the Registrant to the Underwriters, pursuant to the Underwriting Agreement, (ii) the sale of the Private Certificates by the Registrant to the Initial Purchasers, pursuant to the Certificate Purchase Agreement, (iii) the transfer of the Class RR Certificates by the Registrant to BBPLC pursuant to the Barclays Mortgage Loan Purchase Agreement, (iv) the transfer of the Class RR Certificates by the Registrant to KeyBank pursuant to the KeyBank Mortgage Loan Purchase Agreement and (v) the transfer of the RR Interest by the Registrant to BMO pursuant to the BMO Mortgage Loan Purchase Agreement.

The Public Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated November 19, 2021, and as filed with the Securities and Exchange Commission on November 30, 2021. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of November 19, 2021.

On November 30, 2021, the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $905,038,000. The net proceeds of the offering to the Registrant of the issuance of the Certificates, after deducting expenses payable by the Registrant of $7,519,682.05, were approximately $1,104,369,586.05. Of the expenses paid by the Registrant, approximately $973,041.02 were paid directly to affiliates of the Registrant, $50,000.00 in the form of fees were paid to the Underwriters, $125,000.00 were paid to or for the Underwriters and $6,371,641.03 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. The related registration statement (file no. 333-257737) was originally declared effective on November 2, 2021.

Credit Risk Retention

BCRE, in its capacity as retaining sponsor, is satisfying its credit risk retention obligation under Regulation RR, 12 C.F.R. Part 244 (the “Risk Retention Rule”) in connection with the securitization of the Mortgage Loans referred to above by (i) the purchase on the Closing Date and holding by LD III Sub III, LLC, acting as a third-party purchaser under the Risk Retention Rule, of the Class H-RR and Class J-RR Certificates (the “HRR Certificates”), (ii) the purchase of the Class RR Certificates by BBPLC acting as a “majority-owned affiliate” (as defined in the Risk Retention Rule) of BCRE, (iii) the purchase of the Class RR Certificates by KeyBank and (iv) the purchase of the RR Interest by BMO.

The VRR Interest constitutes an “eligible vertical interest” (as defined in the Risk Retention Rule) that represents 3.60% of the Certificate Balance, Notional Amount or Percentage Interest of all Classes of Regular Certificates (as defined in the Pooling and Servicing Agreement).

The HRR Certificates constitute an “eligible horizontal residual interest” (as defined in the Risk Retention Rule) that represents approximately 1.437% of the fair value of all Classes of Regular Certificates, based on actual sale prices and finalized tranche sizes) pursuant to the Certificate Purchase Agreement. If the Retaining Sponsor had relied solely on retaining an “eligible horizontal residual interest” in order to meet the credit risk retention requirements of the Risk Retention Rule with respect to this securitization transaction, it would have retained an eligible horizontal residual interest with an aggregate fair value dollar amount of approximately $55,594,463, representing 5.0% of the aggregate fair value, as of the Closing Date, of all Classes of Certificates, excluding accrued interest.

The principal amount of the VRR Interest is not materially different from the amount disclosed in the preliminary prospectus dated November 9, 2021 and as filed with the Securities and Exchange Commission on November 9, 2021 under the heading “Credit Risk Retention” prior to the pricing of the certificates.

There are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the preliminary prospectus dated November 9, 2021 and as filed with the Securities and Exchange Commission on November 9, 2021 under the heading “Credit Risk Retention” prior to the pricing of the certificates and (b) the valuation methodology or the key inputs and assumptions that were used in calculating the fair value set forth above in this paragraph.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated as of November 17, 2021, among Barclays Commercial Mortgage Securities LLC, as depositor, Barclays Capital Inc., SG Americas Securities, LLC, BMO Capital Markets, KeyBanc Capital Markets Inc., Drexel Hamilton, LLC and Bancroft Capital, LLC, as underwriters, and Barclays Capital Holdings Inc.

Exhibit 4.1	Pooling and Servicing Agreement, dated and effective as of November 1, 2021, between Barclays Commercial Mortgage Securities LLC, as depositor, KeyBank National Association, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.2	Trust and Servicing Agreement, dated as of August 24, 2021, between JP Morgan Chase Commercial Mortgage Securities Corp., as depositor, KeyBank National Association, as Servicer and Special Servicer, Wells Fargo Bank, National Association, as Certificate Administrator and as Trustee, and Pentalpha Surveillance LLC, as Operating Advisor.

Exhibit 4.3	Pooling and Servicing Agreement, dated and effective as of October 1, 2021, between Morgan Stanley Capital I Inc., as depositor, KeyBank National Association, as master servicer and special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.4	Pooling and Servicing Agreement, dated and effective as of September 1, 2021, among Barclays Commercial Mortgage Securities LLC, as depositor, Wells Fargo Bank, National Association, as master servicer, SCP Servicing, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.5	Co-Lender Agreement, dated as of October 29, 2021, by and between Bank of Montreal, as Initial Agent, Initial Note A-1 Holder, Initial Note A-2 Holder, Initial Note A-4 Holder, Initial Note A-6 Holder, Initial Note A-8 Holder and Initial Note A-10 Holder, and Starwood Mortgage Capital LLC, as Initial Note A-3 Holder, Initial Note A-5 Holder, Initial Note A-7 Holder and Initial Note A-9 Holder.

Exhibit 4.6	Co-Lender Agreement, dated as of October 12, 2021, by and between Bank of Montreal as Initial Note A-1 Holder, Initial Note A-2 Holder, Initial Note A-3 Holder and Initial Note A-4 Holder, and Barclays Capital Real Estate Inc., as Initial Note A-5 Holder.

Exhibit 4.7	Agreement Between Note Holders, dated as of September 30, 2021, by and between Barclays Bank PLC, as Note A-1 Holder, and Barclays Bank PLC, as Note A-2 Holder, and Barclays Bank PLC, as Note A-3 Holder, and Citi Real Estate Funding Inc., as

Note A-4 Holder, and Citi Real Estate Funding Inc., as Note A-5 Holder, and Barclays Bank PLC, as Note A-6 Holder, and Barclays Bank PLC, as Note A-7 Holder.

Exhibit 4.8	Co-Lender Agreement, dated as of August 24, 2021, by and between JPMorgan Chase Bank, National Association, as Initial Note A-1-S Holder, Initial Note A-1-C1 Holder, Initial Note A-1-C2 Holder and Initial Note B-1-S Holder, and Barclays Capital Real Estate Inc., as Initial Note A-2-S Holder, Initial Note A-2-C1 Holder, Initial Note A-2-C2 Holder and Initial Note B-2-S Holder.

Exhibit 4.9	Agreement Between Noteholders, dated as of September 16, 2021, by and among KeyBank National Association, as Initial Note A-1 Holder, KeyBank National Association, as Initial Note A-2 Holder, KeyBank National Association, as Initial Note A-3 Holder, and KeyBank National Association, as Initial Note A-4 Holder.

Exhibit 4.10	Agreement Between Note Holders, dated as of November 30, 2021, by and among Societe Generale Financial Corporation, as Initial Note A-1 Holder, and Societe Generale Financial Corporation, as Initial Note A-2 Holder.

Exhibit 4.11	Agreement Between Note Holders, dated as of September 10, 2021, by and between Barclays Capital Real Estate Inc., as Initial Note A-1 Holder, and Barclays Capital Real Estate Inc., as Initial Note A-2 Holder.

Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated November 30, 2021.

Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated November 30, 2021 (included as part of Exhibit 5).

Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).

Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated November 19, 2021.

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of November 30, 2021, among Barclays Capital Real Estate Inc., as seller, Barclays Capital Holdings Inc., and Barclays Commercial Mortgage Securities LLC, as purchaser.

Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of November 30, 2021, among Societe Generale Financial Corporation, as seller, Société Générale, and Barclays Commercial Mortgage Securities LLC, as purchaser.

Exhibit 99.3	Mortgage Loan Purchase Agreement, dated as of November 30, 2021, between Starwood Mortgage Capital LLC, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.

Exhibit 99.4	Mortgage Loan Purchase Agreement, dated as of November 30, 2021, between Bank of Montreal, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.

Exhibit 99.5	Mortgage Loan Purchase Agreement, dated as of November 30, 2021, between KeyBank National Association, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 30, 2021	Barclays Commercial Mortgage Securities LLC
(Registrant)

	By:	/s/ Larry Kravetz
Name: Larry Kravetz
Title: President